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Exhibit 10.9

CONFIDENTIAL TREATMENT

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933. Such Portions are marked "[*]" in this document; they have been filed separately with the Commission.

Amendment No. 3
To
QUALCOMM Globalstar Satellite Products Supply Agreement
Agreement No. 04-QC/NOG-PRODSUP-001
(NOG-C-04-0137)

        This Amendment No. 3 ("Amendment") is effective as of 30 September, 2005 ("Amendment Effective Date") by and between QUALCOMM Incorporated, a Delaware corporation ("QUALCOMM") and Globalstar LLC, a limited liability company ("Buyer"), with respect to the following facts:

RECITALS

        A.    QUALCOMM and Buyer executed the QUALCOMM Globalstar Satellite Products Supply Agreement No. 04-QC/NOG-PRODSUP-001 dated April 13, 2004, as amended (the "Agreement"), pursuant to which QUALCOMM agreed to sell to Buyer, and Buyer agreed to purchase Globalstar products from time to time for resale to customers under such Supply Terms and Conditions.

        B.    QUALCOMM and Buyer executed Amendment No. 1 dated May 25, 2005 to the QUALCOMM Globalstar Satellite Products Supply Agreement No. 04-QC/NOG-PRODSUP-001 dated April 13, 2004, pursuant to which QUALCOMM agreed to modify the Globalstar GSP-1600 Tri-Mode Satellite Phone to replace the LCD ("GSP-1600") and make available a limited quantity of GSP-1600s and other Globalstar products to Globalstar for resale to its customers.

        C.    QUALCOMM and Buyer executed Amendment No. 2 dated May 25, 2005 to the QUALCOMM Globalstar Satellite Products Supply Agreement No. 04-QC/NOD-PRODSUP-001 dated April 15, 2004, pursuant to which QUALCOMM agreed to manufacture and deliver New Products to make available for sale to Globalstar for resale to its customers.

        D.    Buyer desires to purchase and QUALCOMM agrees to sell to Buyer additional GSP-1600s and other Globalstar products, provided that Buyer submits noncanceleable Purchase Orders for such products in the quantities, pricing and delivery schedule set forth on Attachments 1 and 2 of this Amendment and Buyer makes payments as required on Attachment 3 to this Amendment.

        E.    By this Amendment, QUALCOMM and Buyer agree to amend the Agreement to add additional products and modify certain terms and conditions, as of the Amendment Effective Date, as further described herein.

AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby modify the Agreement as set forth herein.

        1.    Definitions Section.    The Definitions Section is hereby amended to add the following definition:

          a)    "Additional GAP Products Purchase Order(s)" definition is hereby added as follows:

            "Additional GAP Products Purchase Orders" shall mean the non-cancelable Purchase Orders submitted concurrent with the execution of this Amendment for the quantity of products and pricing as set forth on Attachments 1 and 2. The Additional GAP Products Purchase Order for GSP-1600s represents the total quantity of this Product that is available for purchase by Globalstar except as provided for in Section 12."

        2.     Section 10(a), Delivery Schedule for Additional GAP Products is hereby added as follows:

          "10(a)    Delivery Schedule.    The delivery schedule for products order under the Additional GAP Products Purchase Orders shall be as specified on Amendment 2 to this Amendment.

        3.     Section 13(a). Payment Terms for Additional GAP Product Purchase Orders is hereby added as follows:

          "13(a)    Payment Terms for Additional GAP Product Purchase Orders.    The payment terms for Additional GAP Product Purchase Orders are set forth on Attachment 3."

        EFFECTIVENESS.    Except as modified by this Amendment No. 3 as of the date set forth above, the Agreement shall remain in full force and effect. No modification, amendment or other change may be made to this Amendment No. 3 or any part thereof unless reduced to writing and executed by authorized representatives of both parties.

        IN WITNESS THEREOF, the parties have executed this Amendment No. 3 as of the date set forth above.

QUALCOMM Incorporated		Globalstar LLC
By:	/s/ MEG COMITO	By:	/s/ KELLY L. ROSE
Name:	Meg Comito	Name:	Kelly L. Rose
Title:	Sr. Manager, Contracts	Title:	Director, Contracts

Attachment 1
To Amendment No. 3
Pricing and Quantities for Additional GAP Products Purchase Orders

Product	Pricing	Quantity	Extended Price
GSP-1600 Portable Phone		10,000
GCK-1410 Car Kit		6,000
GSP-2900 Fixed Phone (Enhanced)	[*]	500	[*]
GSP-1220 Wall Charger		500
Cigarette Lighter Adapter		7,500
Privacy Handsets		5,000

Attachment No. 2
to Amendment No. 3
Delivery Schedule For Products Ordered under Additional GAP Products Purchase Orders

Description	GCK-1410 Car Kit	Enhanced Fixed Phone— GSP-2900	Wall Chargers GSP-1220	CLA (1600)	GSP-1600 Portable Phone	Privacy Handset GCK-0008
12/30/05						240
1/30/06	480					960
2/28/06	960					960
3/31/06	960		500			960
4/30/06	960					960
5/31/06	960					920
6/30/06	1440			2,000	1,000
7/31/06	240			4,000	4,000
8/31/06				1,500	4,000
9/30/06					1,000
10/31/06		400
11/30/06		100

Total	6,000	500	500	7,500	10,000	5,000

Attachment 3
To Amendment No. 3
Payment Terms Applicable to Additional GAP Products Purchase Orders

        [*] of total Additional GAP Products Purchase Orders value invoiced at Amendment No. 3 signing and due NET 5 business days from QUALCOMM's invoice date.

        [*] of total Additional GAP Products Purchase Order value invoiced six (6) months after the Effective Date; payment NET 30 days from date of QUALCOMM invoice.

        [*] of product price invoiced upon delivery of each unit to the FCA Point; payment NET 30 days from date of QUALCOMM invoice.

        If any product ordered under this Amendment is delivered within six (6) months after the Effective Date, 92.5% of the price of such product price shall be invoiced upon delivery to the FCA Point; payment NET 30 days from date of QUALCOMM's invoice.

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  Exhibit 10.9
CONFIDENTIAL TREATMENT
Amendment No. 3 To QUALCOMM Globalstar Satellite Products Supply Agreement Agreement No. 04-QC/NOG-PRODSUP-001 (NOG-C-04-0137)